UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware		000-22117	06-1269834
(State or other jurisdiction		(Commission	(I.R.S. Employer
of incorporation)		file number)	Identification No.)

4 Landmark Square
Stamford,	Connecticut		06901
(Address of principal executive offices)			(Zip Code)

(203) 975-7110
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Election of Directors

On October 1, 2019, the Board of Directors of Silgan Holdings Inc., or the Company, approved an increase in the number of Directors constituting the Board of Directors of the Company from eight to nine members, all in accordance with and as permitted by the Company’s Amended and Restated Certificate of Incorporation, as amended. Additionally, also in accordance with and as permitted by the Company’s Amended and Restated Certificate of Incorporation, as amended, the Board of Directors of the Company designated such new Director as a member of the class of Directors of the Company designated as Class I. In addition, on October 1, 2019, the Board of Directors of the Company elected Brad A. Lich as a Class I Director of the Company in accordance with the Company’s Amended and Restated Certificate of Incorporation, as amended, to fill the vacancy on the Company’s Board of Directors resulting from such increase in the number of Directors constituting the Board of Directors of the Company, with the term of his position running until the current term of the Class I Directors of the Company expires at the Company’s annual meeting of stockholders in 2022. Mr. Lich was nominated for election as a Director of the Company pursuant to the Amended and Restated Stockholders Agreement dated as of November 6, 2001 among R. Philip Silver, D. Greg Horrigan and the Company. Mr. Lich is an “independent director” as defined in Rule 5605(a)(2) of the listing standards of the Nasdaq Stock Market. The Board of Directors of the Company also appointed Mr. Lich as a member of the Audit Committee and the Compensation Committee of the Board of Directors.

Mr. Lich currently serves as Executive Vice President and Chief Commercial Officer of Eastman Chemical Company, or Eastman Chemical, a position he has held since March 2016. Eastman Chemical is a global advanced materials and specialty additives company that produces a broad range of products found in items people use every day. Mr. Lich is responsible for the Advanced Materials and Fibers segments of Eastman Chemical, as well as the leadership of its marketing, sales, procurement and regional operations. Prior to his current position, Mr. Lich served as Executive Vice President, Advanced Materials & Additives & Functional Products of Eastman Chemical since January 2014. Mr. Lich joined Eastman Chemical in 2001 and has been steadily promoted to positions of increasing responsibility and leadership throughout his tenure. Prior to joining Eastman Chemical, Mr. Lich held various leadership and commercial roles with Coatingsmart, Inc.,
E-Chemicals, Inc., The Valspar Corporation and The Dow Chemical Company. Mr. Lich brings to the Company’s Board of Directors extensive executive management and commercial leadership experience.
For his services as a member of the Board of Directors of the Company, Mr. Lich will be compensated in accordance with the Company’s existing practices for compensating Directors who are not officers or employees of the Company or any of its affiliates, as described below. Each of the Directors of the Company who does not receive compensation as an officer or employee of the Company or any of its affiliates will be paid an annual retainer of $90,000 for service on the Board of Directors of the Company, plus reimbursement for business related travel and other reasonable out-of-pocket expenses. Each of the members of the Audit Committee of the Board of Directors of the Company will also be paid an annual retainer fee of $12,000 for service on the Audit Committee, each of the members of the Compensation Committee of the Board of

Directors of the Company will also be paid an annual retainer fee of $5,000 for service on the Compensation Committee, and each of the chairpersons of the Audit Committee and Compensation Committee of the Board of Directors of the Company will also be paid an annual retainer fee of $10,000 for service as a chairperson of such committee. Additionally, each of the Directors who does not receive compensation as an officer or employee of the Company or any of its affiliates will receive an annual equity based director award pursuant to the Silgan Holdings Inc. Amended and Restated 2004 Stock Incentive Plan, as amended, on the first business day after the annual meeting of stockholders of the Company having an aggregate fair market value of $110,000 as of the date of grant. In addition, for any Director elected to the Board of Directors of the Company subsequent to the annual meeting of stockholders of the Company in a particular year, such Director will also be granted, on the first business day after the next annual meeting of stockholders of the Company, an additional equity based director award pursuant to the Silgan Holdings Inc. Amended and Restated 2004 Stock Incentive Plan, as amended, equal to a pro rata amount (based on the number of days that such Director served as a Director of the Company during the period from the last annual meeting of stockholders of the Company to and including the next annual meeting of stockholders of the Company) of the annual equity based director award granted to Directors following the annual meeting of stockholders of the Company in such particular year.

Other than as described in the following sentences of this paragraph, there are no transactions involving Mr. Lich that require disclosure under Item 404(a) of Regulation S-K. In 2018, subsidiaries of the Company purchased copolyester products from Eastman Chemical and its subsidiaries on arm’s length terms in the ordinary course of their businesses. For 2019, subsidiaries of the Company may continue to purchase copolyester products from Eastman Chemical and its subsidiaries on arm’s length terms in the ordinary course of their businesses. The Company’s subsidiaries paid Eastman Chemical and its subsidiaries approximately $157,880 in 2018 for such copolyester products, which amount represented less than 0.002 percent of Eastman Chemical’s revenues in 2018. Mr. Lich was an executive officer of Eastman Chemical in 2018 and still is an executive officer of Eastman Chemical.

Section 8—Other Events

Item 8.01 Other Events.

On October 1, 2019, the Company issued a press release announcing an increase in the number of Directors constituting the Board of Directors of the Company from eight to nine members and the election of Brad A. Lich as a member of the Board of Directors of the Company to fill the resulting vacancy. A copy of this press release in filed herewith and attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.                Description

99.1	Press Release dated October 1, 2019 announcing an increase in the size of the Board of Directors of the Company and the election of Brad A. Lich as a member of the Board of Directors of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General
Counsel and Secretary

Date: October 1, 2019

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